UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2016

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 536-3102

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2016, Cosmos Holdings Inc., a Nevada corporation (the “Company”) entered into an Intellectual Property Sale Agreement with Anastasios Tsekas and Olga Parthenea Georgatsou (the “IPSA”) for the purchase of certain intellectual property rights relating to proprietary pharmaceutical formulas and any related technical information arising or related thereto (the “Intellectual Property”). The IPSA provides that the sellers shall be entitled to an aggregate of 2,000,000 shares of common stock of the Company, issuable as follows in equal parts to each seller:

•	500,000 shares upon the successful conclusion of Preclinical Trials.
•	500,000 shares upon the conclusion of Phase I testing.
•	500,000 shares upon the conclusion of Phase II testing.
•	500,000 shares upon the conclusion of Phase III testing.

The Company has agreed to pay Anastasios Tsekas €1,500 per month until the first issuance of the shares referenced above. The Company has also agreed that in the event the Company disposes of the Intellectual Property prior to the periods referenced above, the sellers shall be entitled to the issuance of all the shares referenced above.

The foregoing description of the IPSA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On October 1, 2016, the Company entered into an Employment Agreement (the “Employment Agreement”) with Konstantinos Vassilopoulos to act as the Company’s US Finance Manager. As consideration for services to be provided, Mr. Vassilopoulos was issued an option to purchase 120,000 shares of common stock per year at an exercise price of $0.20 per share. The option to purchase common stock shall vest in equal monthly tranches of 10,000 shares per month so long as Mr. Vassilopoulos remains employed with the Company. The vested options shall remain exercisable for four years. Mr. Vassilopoulos will not be acting as the Company’s chief financial officer and is not considered an executive officer.

The foregoing description of the Employment Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. The Company claimed an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, based on representations and warranties made to the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Intellectual Property Sale Agreement, dated as of October 1, 2016, by and among Cosmos Holdings, Inc., Anastasios Tsekas and Olga Parthenea Georgatsou.

10.2	Employment Agreement, dated as of October 1, 2016, by and between Cosmos Holdings, Inc. and Konstantinos Vassilopoulos.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: October 5, 2016	By	/s/ Grigorios Siokas
Grigorios Siokas
Principal Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Intellectual Property Sale Agreement, dated as of October 1, 2016, by and among Cosmos Holdings, Inc., Anastasios Tsekas and Olga Parthenea Georgatsou.

10.2	Employment Agreement, dated as of October 1, 2016, by and between Cosmos Holdings, Inc. and Konstantinos Vassilopoulos.

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